UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 9, 2024
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 9, 2024, the Federal Housing Finance Agency (Finance Agency) informed the Bank of its non-objection to the Board-approved 2024 performance goals, qualifiers, and award scales under the Bank's Executive Incentive Plan (EIP). The EIP is an incentive plan established by the Board for senior executive officers (excluding the Executive Vice President and Director of Internal Audit) under which participants are eligible to receive an annual total incentive award (Annual Award) for the achievement of performance goals for designated performance periods. Under the EIP, any Annual Award for the 2024 performance period would vest in two parts: 50% of the Annual Award (Year-End Award) would vest on the last day of 2024 subject to, among other things, the achievement of the 2024 performance goals and 2024 qualifiers and the participant receiving a satisfactory performance rating for the 2024 performance period; and the remaining fifty percent (50%) of the Annual Award would vest at the end of a 3-year deferral period (Deferred Award) subject to, among other things, the satisfaction of the 2024 qualifiers and the participant receiving a satisfactory performance rating for the 3-year deferral period.
Performance goals and qualifiers, as specified in the EIP, are the factors established annually by the Board for each performance period and taken into consideration in determining the amount of an Annual Award.
The EIP provides that the total incentive award payout in a particular year (i.e., the sum of the earned and vested Year-end Award plus the vesting three-year Deferred Award (awarded three years prior) and interest credited to the vesting three-year Deferred Award) shall not exceed the participant’s year-end base salary as of the end of the year prior to the payout.
The amount of the Annual Award may be modified at the Board’s discretion to account for individual performance that is not captured in the participant’s individual goals, whether positive or negative, by applying an award multiplier to the Award Level (100% being no modification), but in no event shall this result in an Award Level that is less than the Minimum achievement level nor greater than the Maximum achievement level.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: May 23, 2024	By:	/s/ Anne Segrest McCulloch
Anne Segrest McCulloch Executive Vice President, Chief Legal Officer and Corporate Secretary